UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2011

Center Financial Corporation
(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010
(Address of principal executive offices)

(213) 251-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 4, 2011, Center Financial Corporation (“Center”) and Nara Bancorp, Inc. (“Nara”) received the final regulatory approval required for the merger of equals of the two companies from the Federal Deposit Insurance Corporation (“FDIC”).  Center and Nara issued a joint press release on November 7, 2011 announcing the FDIC’s approval for the merger of the bank subsidiaries in connection with the merger of equals of the two bank holding companies.  A copy of the press release is attached hereto as Exhibit 99.1.

The companies previously issued a joint press release on November 3, 2011 announcing the receipt of approvals from the California Department of Financial Institutions (“DFI”) and the Federal Reserve Bank of San Francisco (“FRBSF”) for the merger of the two bank holding companies.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated November 7, 2011.

99.2	Press Release dated November 3, 2011.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: November 10, 2011	/s/ Lisa Kim Pai
Center Financial Corporation
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 7, 2011.

99.2	Press Release dated November 3, 2011.